                                                                    Exhibit 99.3

================================================================================





                           INVESTORS' RIGHTS AGREEMENT


                              dated March 22, 1999


                                      among


                        BUILDING ONE SERVICES CORPORATION

                                       and

                            CERTAIN OF ITS INVESTORS






================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                                                              Page
                                                                                                              ----
Section 1.     Definitions........................................................................................1
----------     -----------

Section 2.     Rights to Subscribe for Securities.................................................................4
----------     ----------------------------------

Section 3.     Board of Directors.................................................................................5
----------     ------------------

Section 4.     Information rights; Covenants......................................................................7
----------     -----------------------------

Section 5.     Demand Registration................................................................................9
----------     -------------------

Section 6.     Piggyback Registration............................................................................10
----------     ----------------------

Section 7.     S-3 Registrations.................................................................................11
----------     -----------------

Section 8.     Expenses..........................................................................................11
----------     --------

Section 9.     Preparation and Filing............................................................................12
----------     ----------------------

Section 10.    Indemnification...................................................................................14
-----------    ---------------

Section 11.    Underwriting Agreement............................................................................17
-----------    ----------------------

Section 12.    Information by Investor...........................................................................17
-----------    ----------------------

Section 13.    Exchange Act Compliance...........................................................................17
-----------    -----------------------

Section 14.    No Conflict of Rights.............................................................................17
-----------    ---------------------

Section 15.    Additional Covenants of the Company...............................................................18
-----------    -----------------------------------

Section 16.    Protective provisions.............................................................................18
-----------    ---------------------

Section 17.    Miscellaneous.....................................................................................19
-----------    -------------

Section 18.    Effectiveness.....................................................................................23
-----------    -------------

                                                 INVESTORS' RIGHTS
                                   AGREEMENT dated as of March 22, 1999, among
                                   BUILDING ONE SERVICES CORPORATION, a Delaware corporation (the "Company"), and the
                                                     -------
                                   investors of the Company listed on Schedule I
                                                                      ----------
                                   (the "Investors").

                  Each Investor currently holds that number of Debentures of the Company set forth opposite the name of such Investor under column (1) on
Schedule I, which are initially convertible into the number of shares of Common Stock set forth opposite the name of such Investor under column (2) on Schedule
I. The parties hereto deem it to be in their best interests to set forth their rights and obligations in connection with public offerings, sales of shares of Common Stock and certain other duties of the Company to the Investors. Accordingly, the parties agree as follows:

         SECTION 1. DEFINITIONS.
                    -----------

         As used in this Agreement, the following terms shall have the following meanings:

                  "Affiliate" has the meaning assigned to such term in the
                   ---------
Indenture.

                  "Board" means the Board of Directors of the Company.
                   -----

                  "Boss Investment" means Boss Investment LLC, a Delaware
                   ---------------
limited liability company.

                  "Closing" has the meaning assigned to such term in the
                   -------
Securities Purchase Agreement.

                  "Commission" means the Securities and Exchange Commission or
                   ----------
any other Federal agency at the time administering the Securities Act.

                  "Common Stock" means the Common Stock, par value $.001 per
                   ------------
share, of the Company.

                  "Common Stock Equivalent" means the right to acquire, whether
                   -----------------------
or not immediately exercisable, one share of Common Stock, whether evidenced by an option, warrant, convertible security or other instrument or agreement.

                  "Common Stock Percentage" means, with respect to any Investor,
                   -----------------------
the fraction, expressed as a percentage, the numerator of which fifty percent of the total number of shares of Common Stock held by such Investor and the denominator of which is the total number of shares of Common Stock held by all Investors, in each case including Common Stock issuable upon exercise or conversion of Securities held by such Investor or Investors which are convertible or exercisable at the time in question.

                  "Debentures" means the 7 1/2% Convertible Subordinated
                   ----------
Debentures Due 2012 issued by the Company.

                  "Debentures Directors" has the meaning set forth in
                   --------------------
Section 3(f).

                  "Event of Non-Compliance" means the occurrence of any of the
                   -----------------------
following:

                        (i) any material, intentional breach by the Company of this Agreement, the Securities Purchase Agreement or the Indenture or any other material, intentional breach by the Company of any of the terms and conditions of the Debentures (such as, but not limited to, a change in the chief executive officer or chief operating officer or an acquisition for a consideration greater than $100 million without the consent of Boss Investment); or

                        (ii) there is a payment default, or any other default giving rise to a right of acceleration, under any Indebtedness (including pursuant to the Indenture) of the Company.

                  "Exchange Act" means the Securities Exchange Act of 1934, and
                   ------------
the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

                  "Excluded  Stock" means (i) shares of Common Stock issuable
                   ---------------
upon exercise of any warrants or options of the Company outstanding on the Closing Date or issued thereafter under the Company's customary incentive plans,
(ii) shares of Common Stock issued as consideration pursuant to any Permitted Acquisition, (iii) shares of Common Stock issued pursuant to the conversion of the Debentures, (iv) Debentures issued as dividends to the Investors and
(v) shares issued pursuant to earn-out arrangements in definitive, binding agreements in existence on the date hereof relating to acquisitions by the Company.

                  "Fair Market Value" has the meaning assigned to such term in
                   -----------------
the Indenture.

                  "Indebtedness" has the meaning assigned to such term in the
                   ------------
Indenture.

                  "Indenture" means the Indenture to be dated as of the Closing
                   ---------
Date, between the Company and the Trustee (as defined in the Securities Purchase Agreement).

                  "Investors" has the meaning set forth in the preamble to this
                   ---------
Agreement.

                  "Liquidation" has the meaning assigned to such term in the
                   -----------
Indenture.

                  "NASD" means the National Association of Securities Dealers,
                   ----
Inc.

                  "NASDAQ" means the automated quotation system of the NASD.
                   ------

                  "1999 Annual Meeting" means the annual meeting of the
                   -------------------
stockholders of the Company to be held for the year 1999.

                  "Notice of Acceptance" has the meaning set forth in
                   --------------------
Section 2(b).

                  "Offer" has the meaning set forth in Section 2(a).
                   -----

                  "Offer Period" has the meaning set forth in Section 2(a).
                   ------------

                  "Offered Securities" means (A) shares of Common Stock, (B) any
                   ------------------
other equity security of the Company, (C) any debt security of the Company which by its terms is convertible into or exchangeable for any equity security of the Company or has an equity kicker or other participation rights, (D) any security of the Company that is a combination of debt and equity or (E) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity security or any such debt security of the Company, in each case other than Excluded Stock; provided that Offered Securities shall not include any Security that is issued in an underwritten public offering that is registered under the Securities Act.

                  "Other Shares" means at any time those shares of Common Stock
                   ------------
which do not constitute Primary Shares.

                  "Permitted  Acquisition"  means any acquisition by the Company
                   ----------------------
or any Subsidiary of (i) any business or assets with a purchase price of $100,000,000 or less (including all assumed debt, all cash payments, and the fair market value of all securities or other property issued as consideration) or (ii) any business or assets for which the consent or approval of Boss Investment has been given.

                  "Person" shall be construed broadly and shall include, without
                   ------
limitation, an individual, a partnership, an investment fund, a limited liability corporation, a corporation, an association, a joint stock corporation, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Primary Shares" means at any time the authorized but unissued
                   --------------
shares of Common Stock or shares of Common Stock held by the Company in its treasury.

                  "Refused Securities" has the meaning set forth in
                   ------------------
Section 2(d).

                  "Restated Certificate" means the Amended and Restated
                   --------------------
Certificate of Incorporation to be filed with the Secretary of State of Delaware, in substantially the form attached as Exhibit A.
                                                ---------

                  "Restricted Shares" means at any time, with respect to any
                   -----------------
Investor, the shares of Common Stock held by such Investor.

                  "Rule 144" means Rule 144 promulgated under the Securities Act
                   --------
or any successor rule thereto or any complementary rule thereto.

                  "Rule 144A" means Rule 144A promulgated under the Securities
                   ---------
Act or any successor rule thereto or any complementary rule thereto.

                  "Securities" means "securities" as defined in Section 2(1) of
                   ----------
the Securities Act and includes capital stock or other equity interests or any options, warrants or other securities that are directly or indirectly convertible into, or exercisable or exchangeable for, capital stock or other equity interests. Whenever a reference herein to Securities is referring to any derivative Securities, the rights of a Investor shall apply to such derivative Securities and all underlying

Securities directly or indirectly issuable upon conversion, exchange or exercise of such derivative Securities.

                  "Securities  Act" means the Securities Act of 1933, and the
                   ---------------
rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "Securities  Purchase Agreement" means the Securities Purchase
                   ------------------------------
Agreement dated as of the date hereof between the Company and Boss Investment, as the same may be amended or modified.

                  "Selling Investor" shall have the meaning set forth in
                   ----------------
Section 9(b).

                  "Selling Investors' Counsel" shall have the meaning set forth
                   --------------------------
in Section 9(b).

                  "Subsidiary" has the meaning assigned to such term in the
                   ----------
Indenture.

                  "Trigger Event" shall have the meaning set forth in
                   -------------
Section 3(h).

         SECTION 2. RIGHTS TO SUBSCRIBE FOR SECURITIES.
                    ----------------------------------

                (a) The Company shall not issue, sell or exchange, or agree to issue, sell or exchange, any Offered Securities unless the Company shall have first offered to sell to Boss Investment up to Boss Investment's Common Stock Percentage of such Offered Securities, at a price and on such other terms as shall have been specified by the Company in writing delivered to Boss Investment (the "Offer"), which Offer by its terms shall remain open for a period of
      -----
15 business days from the date it is delivered by the Company (the "Offer Period"). The rights of Boss Investment to subscribe for Offered Securities pursuant to this Section are assignable to any other Investor or any Affiliates of any Investors.

                (b) Notice of Boss Investment's intention to accept, in whole or in part, an Offer shall be evidenced by a writing signed by Boss Investment and delivered to the Company prior to the end of the Offer Period, setting forth such portion of the Offered Securities as Boss Investment elects to purchase (the "Notice of Acceptance"); provided, however, that if Boss Investment
      --------------------    --------  -------
exercises its rights under this Section 2, Boss Investment must purchase a ratable portion of each class of the Offered Securities (if more than one class is offered). Within 20 days after receipt by the Company of such Notices of Acceptance, the Company shall sell and the Investors shall purchase the Offered Securities in respect of which the Notice of Acceptance was delivered, upon the terms and conditions of the Offer.

                (c) In the event the Company materially amends the terms of the Offer at any time, the Offer Period shall be extended for a period of not less than 10 business days (or 48 hours if the amendment relates solely to the price of the Offer or the number of shares to be sold in the Offer, in each case based solely on the closing price of the shares of Common Stock as quoted by Nasdaq).

                (d) In the event that the Notice of Acceptance is not given by Boss Investment in respect of all the Offered Securities, the Company shall have 90 days from the expiration of the Offer Period to sell all or any part of such Offered Securities as to which the Notice of

Acceptance has not been given by Boss Investment (the "Refused Securities") to
                                                       ------------------
any other Person(s), but only upon terms and conditions in all respects, including, without limitation, unit price and interest rates, which are no more favorable, in the aggregate, to such other Person(s) or less favorable, in the aggregate, to the Company than those set forth in the Offer.

                (e) In each case, any Offered Securities not purchased by Boss Investment or any other Person(s) in accordance with Sections 2(b) and 2(d) may not be sold or otherwise disposed of until they are again offered to Boss Investment under the procedures specified in this Section 2.

         SECTION 3. BOARD OF DIRECTORS
                    ------------------

                (a) At least five days prior to Closing, the Company shall deliver to Boss Investment a notice setting forth the names of seven persons that the Company proposes to serve on the Board from and after the Closing. At the Closing, the Company shall cause Michael Gross, Andrew Africk and Brook Newmark to be added to the Board.

                (b) After the Closing and at least ten days prior to the mailing of the Company's proxy statement for the 1999 Annual Meeting, the Company shall deliver to Boss Investment a notice setting forth the Company's seven nominations for election to the Board at such meeting. Promptly after receipt of such notice, Boss Investment shall deliver to the Company a notice setting forth the names of three persons that Boss Investment designates for election to the Board at the 1999 Annual Meeting. The Company will nominate and otherwise support for election to its Board the persons so designated by Boss Investment. The Company also will either nominate at the 1999 Annual Meeting the persons serving on the Board immediately following the Closing or, if any of such persons have resigned or otherwise cannot or will not serve on the Board following the 1999 Annual Meeting, such other persons as are mutually acceptable to the Company and the Investor. The Company agrees not to nominate or support any such other person that is not so mutually acceptable.

                (c) After the 1999 Annual Meeting, if the holders of the Debentures cannot elect three persons to the Board for any reason (whether because (i) the Restated Certificate has not been approved by the Company's stockholders or is otherwise not effective, (ii) there are no longer any Debentures outstanding or (iii) otherwise), then the Company will deliver a notice to Boss Investment not more than 40 and not less than 10 days prior to the mailing of the Company's proxy materials relating to any election of directors informing Boss Investment of the earliest date that the Company may mail proxy materials in connection with any election of directors. At least
5 days prior to such date, if Boss Investment owns at least 33-1/3% of the shares of Common Stock that it owns on the Closing Date (assuming the conversion of all Debentures), then Boss Investment will deliver a notice to the Company designating three persons for election to the Board. The Company shall nominate such persons for election to its Board and will otherwise support in good faith the election of such persons to its Board.

                (d) If (i) the holders of Debentures cannot elect three persons to the Board for any reason, including those reasons set forth above, (ii) the persons designated by Boss Investment as set forth above are not elected to the Board and (iii) Boss Investment owns at least 33-1/3% of the shares of Common Stock that it owns on the Closing Date (assuming the conversion of all

Debentures), then Boss Investment shall have the right to designate one representative to serve as an observer at each meeting of the Board and each committee thereof. The Company shall provide such observer with copies of all actions taken by written consent of the Board or any committee thereof, advance notice of such meeting as if such observer were a director and copies of all materials that are distributed to the Board (in each case as if such observer was a director). The Company shall reimburse the observer for all out-of-pocket expenses incurred in connection with attending any meetings of the Board.

                (e) Each committee of the Board shall include directors designated by the holders of Debentures or Boss Investment pursuant to the provisions set forth above, as the case may be (each, a "Debentures Director"),
                                                         -------------------
in the same proportion as such representatives comprise the Board. The Company shall provide to each Debentures Director serving on any committee of the Board with notice at least one week prior to any meeting of any committee that such person serves on.

                (f) The authorized number of directors on the Board shall be at all times no more than ten (10) directors (or a higher number if the holders of the Debentures shall be entitled to elect at least 30% of the total number of directors), except as contemplated by Section 3(i) hereof. The Company shall provide the Debentures Directors with notice at least one week prior to any meeting of the Board.

                (g) The Company agrees to cause its bylaws to provide, at all times from and after the Closing Date in which either the holders of Debentures or Boss Investment have the right to elect or nominate a director, that meetings of the Board or any committee thereof may be conducted by teleconference.

                (h) The Company shall deliver a notice to the holders of Debentures if an Event of Non-Compliance shall occur or is reasonably likely to occur. Such notice shall set forth in reasonable detail a description of the Event of Non-Compliance.

                (i) If the holders of Debentures conclude, either as a result of a notice delivered by the Company pursuant to Section 3(h), or otherwise, that an Event of Non-Compliance has occurred or is reasonably likely to occur, the holders of Debentures shall deliver a notice to the Company to such effect. If an Event of Non-Compliance shall occur and shall be continuing at the end of the one week period following delivery by the holders of Debentures of the notice referred to in the preceding sentence (each, a "Trigger Event"), the holders of
                                                -------------
Debentures (voting as a separate class) shall have the special right to elect that number of individuals to the Board that will constitute a majority of the Board. The Company agrees to take all necessary and desirable action within its control in connection with and in furtherance of the execution of such special right. Such special right shall continue until such time as there is no longer a Trigger Event in existence, at which time such special right shall terminate, subject to revesting upon the occurrence and continuation of any Trigger Event which gives rise hereunder. After designees of the holders of Debentures represent a majority of the Board, the directors of the Company shall use commercially reasonable efforts promptly to cure the condition that constituted the Event of Non-Compliance. After the expiration of such Trigger Event, the term of office of such newly elected directors shall automatically cease so that the Board shall be constituted as it was immediately prior to the occurrence of the Trigger Event giving rise to the special right to elect the directors.

         SECTION 4. INFORMATION RIGHTS; COVENANTS.
                    -----------------------------

                (a) Access to Records.
                    -----------------

                  The Company shall, and shall cause each Subsidiary to, afford to Boss Investment the Affiliates of Boss Investment and each of their respective officers, employees, advisors, counsel and other authorized representatives (collectively with the Affiliates of Boss Investment, the "Representatives"), during normal business hours, reasonable access, upon
----------------
reasonable advance notice, to all of the books, records and properties of the Company and such Subsidiary and all officers and employees of the Company and such Subsidiary. Boss Investment shall use its best efforts to maintain the confidentiality of any confidential and proprietary information regarding the Company and its Subsidiaries; provided, however, that the foregoing shall in no
                              --------  -------
way limit or otherwise restrict the ability of Boss Investment or any of its Representatives to disclose any such information concerning the Company and each Subsidiary which it may be required to disclose (i) to its partners or limited partners to the extent required to satisfy its fiduciary obligations to such Persons, or (ii) otherwise pursuant to or as required by law.

                (b) Financial Reports.
                    -----------------

                  The Company shall furnish to Boss Investment with the following:

                        (i)   Monthly Reports. As soon as available, but not
                              ---------------
         later than 30 days after the end of each fiscal month, a consolidated balance sheet of the Company as of the end of such period and consolidated statements of income of the Company for such period and for the period commencing at the end of the previous fiscal year and ending with the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, and including comparisons to the budget or business plan and an analysis of the variances from the budget or plan, all prepared in accordance with generally accepted accounting principals consistently applied (except for the absence of footnotes and year-end adjustments).

                        (ii)  Quarterly Reports. As soon as available, but not
                              -----------------
         later than 45 days after the end of each quarterly accounting period,
         (A) a consolidated balance sheet of the Company as of the end of such period and consolidated statements of income, cash flows and changes in Investors' equity for such quarterly accounting period and for the period commencing at the end of the previous fiscal year and ending with the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, and including comparisons to the budget or business plan and an analysis of the variances from the budget or plan, all prepared in accordance with generally accepted accounting principals consistently applies and (B) a report by management of the Company of the operating and financial highlights of the Company and its Subsidiaries for such period, which shall include (x) a comparison between operating and financial results and budget and (y) an analysis of the operations of the Company and its Subsidiaries for such period.

                        (iii) Annual Audit. As soon as available, but not later
                              ------------
         than 90 days after the end of each fiscal year of the Company, audited consolidated financial statements of the Company, which shall include statements of income, cash flows and changes in Investors' equity for such fiscal year and a balance sheet as of the last day thereof, each prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the report of a "Big 5" firm of independent certified public accountants selected by the Board (the "Accountants"). The Company and its Subsidiaries shall maintain a
          -----------
         system of accounting sufficient to enable its Accountants to render the report referred to in this Section 4.

                        (iv) Miscellaneous. Promptly upon becoming available,
                             -------------
         the Company shall provide to Boss Investment:

                             (A) copies of all financial statements, reports,
                  press releases, notices, proxy statements and other documents sent by the Company or its Subsidiaries to its Investors generally or released to the public and copies of all regular and periodic reports, if any, filed by the Company or its Subsidiaries with the Securities and Exchange Commission, any securities exchange or the NASD;

                             (B) notification in writing of any litigation or
                  governmental proceeding in which it or any of its Subsidiaries is involved and which might, if determined adversely, materially and adversely effect the Company or any of its Subsidiaries;

                             (C) notification in writing of the existence of any
                  default under any material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of their assets are bound;

                             (D) upon request, copies of all reports prepared
                  for or delivered to the management of the Company or its Subsidiaries by its accountants; and

                             (E) upon request, any other routinely collected
                  financial or other information available to management of the Company or its subsidiaries (including, without limitation, routinely collected statistical data).

                (c) Other Investors. Without duplication of any document or
                    ---------------
information provided pursuant to this Section 4, the Company shall provide to each Investor the following:

                        (i) as soon as available, but not later than 45 days after the end of each quarterly accounting period, a Form 10-Q or, if the Company does not file quarterly reports with the Commission, the documents referred to in Section 4(b)(ii).

                        (ii) as soon as available, but not later than 90 days after the end of each fiscal year, a Form 10-K or, if the Company does not file quarterly reports with the Commission, the audited consolidated financial statements referred to in Section 4(b)(iii).

                        (iii) simultaneously with any distribution of any document to holders of the Company's common stock, any such document so distributed.

         SECTION 5. DEMAND REGISTRATION.
                    -------------------

                (a) If the Company shall be requested by the Investors holding at least 20% of the total number of outstanding Restricted Shares (assuming conversion of all Debentures) to effect a registration under the Securities Act of Restricted Shares in accordance with this Section, then the Company shall promptly give written notice of such proposed registration to all holders of Restricted Shares and shall offer to include in such proposed registration any Restricted Shares requested to be included in such proposed registration by such holders who respond in writing to the Company's notice within 15 days after delivery of such notice (which response shall specify the number of Restricted Shares proposed to be included in such registration and the intended method of distribution, which may be pursuant to a shelf registration). The Company shall promptly use its best efforts to effect such registration on an appropriate form, including Form S-2, if available, under the Securities Act of the Restricted Shares which the Company has been so requested to register; provided,
                                                                       --------
however, that the Company shall not be obligated to effect any registration
-------
under the Securities Act except in accordance with the following provisions:

                        (i) the Company shall not be obligated to file more than three registration statements in total pursuant to this Section, subject to paragraph (c) below;

                        (ii) the Company shall not be obligated to file any registration statement during any period in which (A) any other registration statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) pursuant to which Primary Shares are to be or were sold has been filed and not withdrawn or has been declared effective within the prior 90 days or
         (B) the Company has determined in good faith that the filing of a registration statement would require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential, such filing to be delayed until the date which is 90 days after such request for registration pursuant to this
         Section 4(a); provided that the Company may only so delay the filing or
                       --------
         effectiveness of a registration statement pursuant to this Section 5(a)(ii)(B) on one occasion during any twelve month period;

                        (iii) with respect to the registration pursuant to this Section, the Company may include in such registration any Primary Shares or Other Shares; provided, however, that if the managing
                                 --------  -------
         underwriter advises the Company in writing that the inclusion of all Restricted Shares, Primary Shares and Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of all such securities, then the number of Restricted Shares, Primary Shares and Other Shares proposed to be included in such registration shall be included in the following order:

                             (A) First, the Restricted Shares held by all
                                 -----
                  Investors, pro rata based upon the number of Restricted Shares owned by each such Investor at the time of such registration;

                             (B) Second, the Primary Shares; and
                                 ------

                             (C) Third, the Other Shares.
                                 -----

                (b) The Investors requesting a registration pursuant to this Section may, in the notice delivered pursuant to paragraph (a) above, elect that such registration cover an underwritten offering. Upon such election, such Investors shall select one or more nationally recognized firms of investment banks to act as the managing underwriters and shall select any additional investment banks to be used in connection with such offering, provided that such investment banks must be reasonably satisfactory to the Company. The Company shall, together with all Investors proposing to sell Restricted Shares in such offering, enter into a customary underwriting agreement with such underwriters.

                (c) A requested registration under this Section may be rescinded by written notice to the Company by the Investors holding a majority of the Restricted Shares to be included in such registration under the following circumstances:

                        (A) If such registration statement is rescinded prior to
                  the filing date, such rescinded registration shall not count as a registration statement initiated pursuant to this Section for purposes of paragraph (a) above;

                        (B) If such registration statement is rescinded after
                  the filing date but prior to its effective date, such rescinded registration shall not count as a registration statement initiated pursuant to this Section for purposes of paragraph (a) above if the participating Investors (x) have reimbursed the Company for all out-of-pocket expenses incurred by the Company in connection with such rescinded registration or (y) (1) reasonably believed that the registration statement contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein not misleading,
                  (2) notified the Company of such fact and requested that the Company correct such alleged misstatement or omission and
                  (3) the Company has refused to correct such alleged misstatement or omission; and

                        (C) A registration shall not count as a registration
                  statement initiated pursuant to this Section for purposes of paragraph (a) above unless it becomes effective and the participating Investors are able to sell at least 80% of the Restricted Shares sought to be included in such registration statement.

         SECTION 6. PIGGYBACK REGISTRATION.
                    ----------------------

                If at any time the Company proposes for any reason to register Primary Shares or Other Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto or any registration statement filed in connection with the exercise of demand registration rights pursuant to either the Warrant dated November 25, 1997 held by Friedman, Billings, Ramsey & Co., Inc. or the Warrant dated November 25, 1997 held by Jonathan Ledecky (collectively, the "Existing Warrants") if the
                                             -----------------
applicable Warrant does not permit the exercise of any piggyback registration rights on any exercise of demand registration rights thereunder and, after using its best efforts, the Company is not able to obtain a consent for the inclusion of Restricted Shares in such registration), it shall promptly give written notice to each Investor of its intention to so register the Primary Shares or Other Shares and, upon the written request, given within 15 days after delivery of any such notice by the Company, of any Investor to include in such registration Restricted Shares held by such Investor (which request shall specify the number of Restricted Shares proposed to be included in such registration), the Company shall use its best efforts to cause all such Restricted Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that if the managing underwriter advises the Company that the
--------  -------
inclusion of all Restricted Shares or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares proposed to be registered by the Company, then the number of Primary Shares, Restricted Shares and Other Shares proposed to be included in such registration shall be included in the following order:

                (a) first, the Primary Shares; and
                    -----

                (b) second, the Other Shares (other than those shares of Common
                    ------
Stock which are not subject to any registration rights agreement) and the Restricted Shares requested to be included in such registration, pro rata based upon the number of Shares of Common Stock (based upon Common Stock Equivalents) owned by each such seller at the time of such registration.


         SECTION 7. S-3 REGISTRATIONS.
                    -----------------

                If at any time (i) the Investors holding at least 20% of the of the total number of outstanding Restricted Shares (assuming conversion of all Debentures) request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the Restricted Shares held by such Investors, and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Restricted Shares specified in such notice. Whenever the Company is required by this
Section 7 to use its best efforts to effect the registration of Restricted Shares, each of the procedures and requirements of Section 5 (including but not limited to the requirement that the Company notify all holders of Restricted Shares from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 7 within three months after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Restricted Shares shall have been entitled to join pursuant to Section 5 or 6 in which there shall have been effectively registered all Restricted Shares as to which registration shall have been requested. There is no limitation on the number of registrations pursuant to this Section 7 that the Company is obligated to effect.

         SECTION 8. EXPENSES.
                    --------

                The Company shall bear the expense of any registrations effected pursuant to Sections 5, 6 and 7 including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and blue sky laws, printing expenses, and fees and expenses of the Company's counsel and accountants, and the fees and expenses of the Selling Investors' Counsel (as defined below), but excluding any underwriters' or brokers' discounts or commissions, transfer taxes (to the extent that such taxes are required by law to be paid by the Selling Investors) and the fees of any counsel to any Selling Investor, other than the Selling Investors' Counsel (it being understood that the fees and expenses of any underwriter and such underwriter's counsel shall be the responsibility of such underwriter).

         SECTION 9. PREPARATION AND FILING.
                    ----------------------

                If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Restricted Shares, the Company shall, as expeditiously as practicable:

                (a) with respect to a registration under Sections 5, 6 and 7, use its best efforts to cause a registration statement that registers such Restricted Shares to become and remain effective for a period of 180 days or until all of such Restricted Shares have been disposed of (if earlier);

                (b) furnish, at least five business days before filing a registration statement that registers such Restricted Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to each holder of Restricted Shares, to any counsel to any seller of Restricted Shares (the "Selling Investor") and to
                                                     ----------------
one counsel selected by the holders of a majority of such Restricted Shares (the "Selling Investors' Counsel"), copies of all such documents proposed to be filed
 --------------------------
(it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to such counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

                (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least the periods set forth in Section 9(a) or until all of such Restricted Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Restricted Shares;

                (d) notify in writing any counsel to any Selling Investor and the Selling Investors' Counsel promptly (i) of the receipt by the Company of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Company of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Restricted Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

                (e) use its best efforts to register or qualify such Restricted Shares under such other securities or blue sky laws of such jurisdictions as any seller of Restricted Shares reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller of Restricted Shares to consummate the disposition in such jurisdictions of the Restricted Shares owned by such seller; provided, however, that the Company will
                                        --------  -------
not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required so to do but for this paragraph (e);

                (f) furnish to each seller of such Restricted Shares such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller of Restricted Shares may reasonably request in order to facilitate the public sale or other disposition of such Restricted Shares;

                (g) use its best efforts to cause such Restricted Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Restricted Shares;

                (h) notify on a timely basis each seller of such Restricted Shares at any time when a prospectus relating to such Restricted Shares is required to be delivered under the Securities Act within the appropriate period mentioned in paragraph (a) of this Section, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                (i) make available for inspection by any counsel to any Selling Investor and the Selling Investors' Counsel or any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate
 ----------
documents and properties of the Company (collectively, the "Records"), as shall
                                                            -------
be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably
                                                        -----------
requested by any such Inspector in connection with such registration statement. Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such Information has been made generally available to the public. The seller of Restricted Shares agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

                (j) use its best efforts to obtain from its independent certified public accountants "comfort" letters in customary form and at customary times and covering matters of the type customarily covered by comfort letters;

                (k) use its best efforts to obtain from its counsel an opinion or opinions in customary form;

                (l) provide a transfer agent and registrar (which may be the same entity and which may not be the Company) for such Restricted Shares;

                (m) issue to any underwriter to which any seller of Restricted Shares may sell shares in such offering certificates evidencing such Restricted Shares; provided, however, that the Company shall have the right to approve any
        --------  -------
such underwriter with such approval not to be unreasonably withheld;

                (n) list such Restricted Shares on any national securities exchange on which any shares of the Common Stock are listed or on NASDAQ if then included, or if the Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Restricted Shares for inclusion on such national securities exchange or NASDAQ as the holders of a majority of such Restricted Shares shall request;

                (o) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its securityholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

                (p) use its best efforts to take all other steps necessary to effect the registration of such Restricted Shares contemplated hereby.

         SECTION 10. INDEMNIFICATION.
                     ---------------

                (a) In connection with any registration of any Restricted Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the seller of such Restricted Shares, its officers and directors, each underwriter, broker or any other person acting on behalf of such seller and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, (or actions in respect thereof) to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Restricted Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Restricted Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such seller, such officer or director, such underwriter, such broker or such other person acting on behalf of such seller and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company
                                          --------  -------
shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Restricted Shares in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or underwriter specifically for use in the preparation thereof; provided, further,
                                                             --------  -------
that with respect to any preliminary prospectus, the foregoing indemnity shall not inure to the benefit of (a) any underwriter or, in the case of a registration statement filed with respect to an offering which is not an underwritten offering, any Selling Investor, from who the person asserting any losses, claims, damages and liabilities and judgments purchased Restricted Shares or (b) any person controlling such underwriter or Selling Investor, if
(i) a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was required by law to have been delivered by such underwriter or Selling Investor (as applicable),
(ii) the prospectus had not been sent or given by or on behalf of such underwriter or Selling Investor (as applicable) to such person with or prior to a written confirmation of the sale of the Restricted Shares to such person,
(iii) the prospectus (as so amended and supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or judgment and (iv) such failure to deliver the prospectus (as so amended and supplemented) was not the result of noncompliance by the Company with Section 6(f) hereof.

                (b) In connection with any registration of Restricted Shares under the Securities Act pursuant to this Agreement, each seller of Restricted Shares shall indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each underwriter, broker or other person acting on behalf of such seller, each person who controls any of the foregoing persons within the meaning of the Securities Act and each other seller of Restricted Shares under such registration statement with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Restricted Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or such underwriter through an instrument duly executed by such seller specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; provided, however, that the obligation to indemnify will be several, not joint and several, among such sellers of Restricted Shares, and the maximum amount of liability in respect of such indemnification shall be in proportion to and limited to, in the case of each seller of

Restricted Shares, an amount equal to the net proceeds actually received by such seller from the sale of Restricted Shares effected pursuant to such registration.

                (c) The indemnification required by this Section 10 will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred, subject to prompt refund in the event any such payments are determined not to have been due and owing hereunder.

                (d) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action (it being understood that no delay in delivering or failure to deliver such notice shall relieve the indemnifying persons from any liability or obligation hereunder unless (and then solely to the extent that) the indemnifying person is prejudiced by such delay and/or failure). In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded
--------  -------
that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section.

                (e) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities.

                (f) If the indemnification provided for in this Section 10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage or liability as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the sellers of Restricted Shares agree that it would not be just and equitable if contributions pursuant to this paragraph were determined by pro rata allocation or by any other method of allocation which did not take into account the equitable considerations referred to herein. The amount paid or payable to an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to above shall be deemed to include, subject to the limitation set forth in the fourth paragraph of this Section 10, any legal or other expenses reasonably incurred in connection with investigating or defending the same. Notwithstanding the foregoing, in no event shall the amount contributed by a seller of Restricted Shares exceed the aggregate net offering proceeds received by such seller from the sale of its Restricted Shares.

         SECTION 11. UNDERWRITING AGREEMENT.
                     ----------------------

                Notwithstanding the provisions of Sections 9 and 10, to the extent that the Company and the holders selling Restricted Shares in a proposed registration shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections, the provisions contained in such Sections addressing such issue or issues shall be superseded with respect to such registration by such other agreement.

         SECTION 12. INFORMATION BY INVESTOR.
                     -----------------------

                Each Investor selling Restricted Shares in a proposed registration shall furnish to the Company such written information regarding such Investor and the distribution proposed by such Investor as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

         SECTION 13. EXCHANGE ACT COMPLIANCE.
                     -----------------------

                The Company shall comply with all of the reporting requirements of the Exchange Act and with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Common Stock. The Company shall cooperate with each Investor in supplying such information as may be necessary for such Investor to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

         SECTION 14. NO CONFLICT OF RIGHTS.
                     ---------------------

                The Company represents and warrants to the Investors that the registration rights granted to the Investors hereby do not conflict with any other registration rights granted by the Company. The Company shall not, after the date hereof, grant any registration rights which conflict with the registration rights granted hereby.

         SECTION 15. ADDITIONAL COVENANTS OF THE COMPANY.
                     -----------------------------------

                (a) The Company hereby agrees to submit the Restated Certificate to the stockholders of the Company on or prior to the Charter Amendment Deadline (as defined in the Indenture) and to recommend the approval of such Restated Certificate by the holders of Common Stock of the Company.

                (b) In the event that the Restated Certificate is approved by a majority of the holders of Common Stock of the Company, the Company hereby agrees to (i) file such Restated Certificate with the Secretary of State of the State of Delaware and (ii) amend the by-laws of the Company to provide for the rights granted to the Investors hereunder to designate nominees for election as directors, to designate persons to fill vacancies on the Board, to include directors designated by the Investors on the Board's committees, and to limit the size of the Board.

         SECTION 16. PROTECTIVE PROVISIONS.
                     ---------------------

                As long as Boss Investment holds at least 50% of the outstanding Debentures issued on the Original Issuance Date, the Company shall not, and shall not permit any Subsidiary to, without the prior written consent of Boss
Investment:

                (a) merge, consolidate, or amalgamate with any person or entity, except that any wholly-owned Subsidiary of the Company may be merged or consolidated with or into the target entity in connection with any Permitted Acquisition;

                (b) effect, approve or authorize any Liquidation or any recapitalization or reorganization of the Company or any Subsidiary;

                (c) directly or indirectly declare or pay any dividend, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of capital stock or indebtedness of the Company ranking junior to the Debentures, or any warrants or options to purchase any such capital stock or indebtedness, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Company or any Subsidiary; provided, however, that the Company may declare or pay any dividend on the Common Stock if such dividend, when combined with any other dividends declared or paid on the Common Stock in the preceding twelve-month period, does not exceed 5% of the aggregate Fair Market Value of the Common Stock at the time of the declaration or payment of such dividend;

                (d) agree to, or permit any Subsidiary to agree to, any provision in any agreement that would impose any restriction on the ability of the Company to honor the exercise of any rights of the holders of the Debentures;

                (e) enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate unless such transaction is (a) in the ordinary course of business of the Company and its Subsidiaries, and (b) upon fair and reasonable terms no less favorable to the Company and its Subsidiaries than they would obtain in a comparable arm's length transaction with a Person which is not an Affiliate;

                (f) materially alter or change the business of the Company or any Subsidiary;

                (g) increase the size of the Board above ten (10) directors; provided, however, that the Company may increase the size of the Board beyond ten (10) directors if designees of Boss Investment continue to represent at least 30% of the entire Board;

                (h) hire or fire, or amend the employment terms of, the Chief Executive Officer or the Chief Operating Officer of the Company; (i) directly or indirectly create, incur, assume, guarantee, acquire, become liable, contingently or otherwise, with respect to, or otherwise become responsible for payment of Indebtedness prohibited by the terms and conditions of the Indenture;

                (j) amend, supplement, waive or restate any of the terms or conditions of any Share Retention Agreement (as such term is defined in the Securities Purchase Agreement);

                (k) acquire or dispose of any business or assets in a single transaction or a series of related transactions with an aggregate value in such transaction or series of related transactions in excess of $100 million (including all assumed debt, all cash payments, and the fair market value of all securities or other property issued as consideration); or

                (l) agree or otherwise commit to take any of the actions set forth above.

         SECTION 17. MISCELLANEOUS.
                     -------------

                (a) Restrictive Legends.
                    -------------------

                        (i) Each certificate for Restricted Shares (unless otherwise permitted by the provisions of Section 17(a) (ii)) shall include a legend in substantially the following form:

                             "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH. THIS SECURITY IS SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH IN THE INVESTORS' RIGHTS AGREEMENT DATED AS OF MARCH 22, 1999."

                        (ii) Subject to Section 17(b), any holders of Restricted Shares registered pursuant to the Securities Act and qualified under applicable state securities laws may exchange such Restricted Shares on transfer for new securities that shall not bear the legend set forth in paragraph (i) of this Section 17(a).

                (b) Compliance with Securities Laws. Upon any proposed transfer
                    -------------------------------
of Restricted Shares, the Company shall register the transfer of such Restricted Shares on the stock transfer books of the Company if the Company shall have received (i) to the extent required to ensure compliance with the Securities Act, an opinion of counsel reasonably satisfactory to the Company, to the effect that the proposed transfer of Restricted Shares may be effected without registration under the Securities Act and (ii) representation letters in form and substance reasonably satisfactory to the Company to ensure compliance with the provisions of the Securities Act. Each certificate evidencing Restricted Shares transferred as above provided shall bear the legend set forth in Section 17(a)(i), except that such certificate shall not bear such legend if neither such legend nor the restrictions on transfer in Sections 17(a) and 17(b) are required in order to ensure compliance with the provisions of the Securities Act.

                (c) Severability. Whenever possible, each provision of this
                    ------------
Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, and such invalid, void or otherwise unenforceable provisions shall be null and void. It is the intent of the parties, however, that any invalid, void or otherwise unenforceable provisions be automatically replaced by other provisions which are as similar as possible in terms to such invalid, void or otherwise unenforceable provisions but are valid and enforceable to the fullest extent permitted by law.

                (d) Entire Agreement. This Agreement, together with the
                    ----------------
Indenture and Securities Purchase Agreement, contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior arrangements or understandings with respect hereto.

                (e) Successors and Assigns. This Agreement shall bind and inure
                    ----------------------
to the benefit of the Company and the Investors and their respective successors and permitted assigns; provided, however, that each such person or entity shall,
                       --------  -------
as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement whereupon such person or entity shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement with respect to such Restricted Shares; provided, further, that Boss
                                                  --------  -------
Investment shall not be entitled to assign its rights under Sections 3(a), 3(b), 4(a), 4(b) or 16 without the consent of the Company other than to an Affiliate of Boss Investment.

                (f) Counterparts. This Agreement may be executed simultaneously
                    ------------
in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. The failure of any Investor to execute this Agreement does not make it invalid as against any other Investor.

                (g) Remedies. (i) Each Investor shall have all rights and
                    --------
remedies reserved for such Investor pursuant to this Agreement and the Certificate of Incorporation and the By-laws of the Company and all rights and remedies which such Investor has been granted at any time under any other agreement or contract and all of the rights which such holder has under any law or equity. Any person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law or equity.

                        (ii) The parties hereto agree that if any parties seek to resolve any dispute arising under this Agreement pursuant to a legal proceeding, the prevailing parties to such proceeding shall be entitled to receive reasonable fees and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such proceedings.

                        (iii) It is acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved person will be irreparably damaged and will not have an adequate remedy at law. Any such person shall, therefore, be entitled to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

                (h) Notices. All notices, requests, consents and other
                    -------
communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument and shall be deemed to have been duly given when delivered in person, by telecopy, by nationally-recognized overnight courier, or by first class registered or certified mail, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor:

                        (i)   if to the Company, to:

                              Building One Services Corporation
                              800 Connecticut Avenue, NW
                              Suite 1111
                              Washington, DC  20006
                              Phone: (202) 261-6000
                              Fax: (202) 261-6020
                              Attention: Chief Executive Officer

                              with copies to:

                              Morgan, Lewis & Bockius LLP
                              1701 Market Street
                              Philadelphia, PA 19103
                              Phone: (215)
                              Fax: (215) 963-5299
                              Attention: N. Jeffrey Klauder

                        (ii)  if to the Investors, to:

                              Boss Investment LLC
                              c/o Apollo Management, L.P.

                              1301 Avenue of the Americas, 38th Floor
                              New York, N.Y. 10019
                              Phone: (212) 261-4064
                              Fax: (212) 261-4012
                              Attention: Michael Gross

                              with copies to:

                              O'Sullivan Graev & Karabell, LLP
                              30 Rockefeller Plaza
                              New York, New York  10112
                              Phone: (212) 408-2400
                              Fax: (212) 408-2420
                              Attention: John J. Suydam

All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of nationally-recognized overnight courier, on the next business day and (c) in the case of mailing, on the third business day following such mailing if sent by certified mail, return receipt requested.

                (i) Governing Law; Jurisdiction; Venue; Process. This Agreement
                    -------------------------------------------
shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in the State of Delaware and shall be construed without regard to (i) any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware and (ii) any presumption or other rule requiring the construction of an agreement against the party causing it to be drafted. Any legal action in a proceeding brought in accordance with this Section shall be brought in the courts of the State of Delaware or of the United States District Court for the Southern District of New York, and by execution and delivery of this Agreement, the parties hereby accept for themselves and in respect of their property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts. The parties hereby irrevocably waive any objection which they may now or hereafter have to laying of venue of any actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to above and hereby further irrevocably waive and agree, not to plead or claim in any such court that any such action or proceeding has been brought in an inconvenient forum. The parties further agree that the mailing by certified or registered mail, return receipt requested, of any process required by any such court shall constitute valid and lawful service of process against them, without necessity for service by any other means provided by statute or rule of court.

                (j) Further Assurances. Each party hereto shall do and perform
                    ------------------
or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the provisions of this Agreement and the consummation of the transactions contemplated hereby.

                (k) Modifications; Amendments; Waivers. The terms and provisions
                    ----------------------------------
of this Agreement may not be modified, amended or waived, except pursuant to a writing signed by the Company, the holders of a majority of the principal amount of the Debentures outstanding and a majority of the shares of Common Stock issued upon conversion of the Debentures.

                (l) Headings. The headings of the various sections of this
                    --------
Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

                (m) Waiver. No course of dealing between the Company and the
                    ------
Investors (or any of them) or any delay in exercising any rights hereunder will operate as a waiver of any rights of any party to this Agreement. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

                (n) Mutual Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN
                    ---------------------------
CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO.

         SECTION 18. EFFECTIVENESS.
                     -------------

         This Agreement shall become effective as of the Closing (except with respect to Sections 3(a) and 3(b), which shall be effective as of the date hereof). In the event that the Securities Purchase Agreement is terminated pursuant to its terms and the Closing does not occur, this Agreement shall be null and void and of no further force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement on the date first written above.

                                       BUILDING ONE SERVICES CORPORATION



                                       By: _______________________________
                                           Name:
                                           Title:

                                       BOSS INVESTMENT LLC



                                       By: _______________________________
                                           Name:
                                           Title:

                                                                    Schedule I
                                                                    ----------

                                                (1)                  (2)

Investor                                     Debentures       Stock Equivalent
--------                                     ----------       ----------------
Boss Investment LLC
c/o Apollo Management, L.P.
1301 Avenue of the Americas,  38th Floor
New York, NY  10019



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